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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            ________________________



         Date of Report (Date of Earliest Event Reported): June 30, 2004

                             BARNEYS NEW YORK, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              0-26229                                    13-4040818
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      (Commission File Number)                (I.R.S. Employer Identification
                                                            No.)

         575 FIFTH AVENUE
         NEW YORK, NEW YORK                                10017
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 (Address of Principal Executive offices)               (Zip Code)

                                 (212) 339-7300
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               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 5.    OTHER EVENTS.

           Barneys New York, Inc. announced today that it has retained the investment banking firms of Morgan Stanley and Peter J. Solomon Company as financial advisors in connection with exploring strategic alternatives to enhance shareholder value. Such alternatives could include an investment by a third party or the sale of the Company. A copy of the press release relating to this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.
    --------

    Exhibit No.            Exhibit
    -----------            -------
    99.1                   Press Release, dated June 30, 2004








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
                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BARNEYS NEW YORK, INC.


Date:    June 30, 2004                 By:  /s/ Steven M. Feldman
                                           -------------------------------------
                                            Steven M. Feldman
                                            Executive Vice President and
                                            Chief Financial Officer







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
                                 EXHIBIT INDEX

Exhibit No.                Exhibit
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99.1                       Press Release, dated June 30, 2004








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